UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Matthews International Corporation
(Name of Registrant as Specified In Its Charter)

BARINGTON COMPANIES EQUITY PARTNERS, L.P. BARINGTON COMPANIES INVESTORS, LLC BARINGTON CAPITAL GROUP, L.P. LNA CAPITAL CORP. JAMES MITAROTONDA CHAN W. GALBATO
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 5, 2026

BARINGTON COMPANIES EQUITY PARTNERS, L.P.

___________________, 2026

Dear Fellow Matthews Shareholders:

Barington Companies Equity Partners, L.P. and certain of its affiliates named herein (collectively, “Barington,” “we” or “our”), are significant investors in Matthews International Corporation, a Pennsylvania corporation (“Matthews” or the “Company”), which, together with the other participants in this solicitation, are the beneficial owners of 1,000,000 shares of Class A Common Stock, $1.00 par value (the “Common Stock”), of the Company, representing approximately 3.2% of the outstanding shares of Common Stock. We believe meaningful change to the composition of the Board of Directors of the Company (the “Board”) is necessary to ensure that the Company is being run in a manner consistent with your best interests. Accordingly, we are seeking your support for the election of our two (2) highly-qualified nominees as directors at the 2026 annual meeting of shareholders to be held virtually at 9:00 AM (EST) on [●] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The Company has submitted a proposal to declassify the Board for shareholder approval at the Annual Meeting. If the proposal to declassify the Board is approved, subject to shareholder approval of the adoption of the Amended and Restated Articles of Incorporation and the filing of the Amended and Restated Articles of Incorporation, the directors with terms expiring at this Annual Meeting will be elected to a one-year term, and each class elected at annual meetings of shareholders after this Annual Meeting will also be elected to a one-year term. As a result, if the proposal to declassify the Board if approved by the shareholders, the Board will no longer be divided into classes beginning at the 2028 annual meeting of shareholders. According to the Company’s proxy statement, at the Annual Meeting, the terms of four (4) directors will expire. Through the accompanying Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only our two (2) nominees, Chan W. Galbato and James Mitarotonda (the “Barington Nominees”), but also two (2) of the Company’s nominees who election we do not oppose. The Company nominees that we do not oppose and believes are the most qualified to serve as directors with the Barington Nominees are [●] and [●] (the “Unopposed Company Nominees”).

Barington and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to four (4) nominees on Barington’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of our nominees and the Company’s nominees may do so on Barington’s enclosed GOLD universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote. In any case, we urge shareholders to vote in favor of the Barington Nominees, who we believe are the most qualified candidates to serve as directors in order to achieve a Board composition that we believe is in the best interest of all shareholders.

We strongly believe that shareholders will benefit from a meaningfully reconstituted Board that includes the addition of new directors with fresh perspectives, extensive leadership experience, financial, corporate strategy and turnaround expertise, and a shared objective of enhancing long-term value for the benefit of all Matthews shareholders. The individuals that we have nominated are highly qualified, significantly experienced and ready to ensure that the interests of shareholders, the owners of Matthews, are appropriately represented in the boardroom.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today. The attached Proxy Statement and the enclosed GOLD universal proxy card are first being mailed to shareholders on or about [●], 2026.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating, marking your vote and returning a later dated GOLD universal proxy card or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

James Mitarotonda

Barington Companies Equity Partners, L.P.

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Barington’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Shareholders may call toll-free: (877) 285-5990

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 5, 2026

ANNUAL MEETING OF SHAREHOLDERS

OF

Matthews International Corporation

_________________________

PROXY STATEMENT
OF
BARINGTON COMPANIES EQUITY PARTNERS, L.P.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED

GOLD UNIVERSAL PROXY CARD TODAY

Barington Companies Equity Partners, L.P. (“BCEP”) and certain of its affiliates (collectively, “Barington,” “we” or “our”), are significant investors in Matthews International Corporation, a Pennsylvania corporation (“Matthews” or the “Company”), which, together with the other participants in their solicitation, are the beneficial owners of 1,000,000 shares of Class A Common Stock, $1.00 par value (the “Common Stock”), of the Company, representing approximately 3.2% of the outstanding shares of Common Stock. This Proxy Statement and the enclosed GOLD universal proxy card are first being mailed to shareholders on or about [●], 2026.

We strongly believe that the Board must be meaningfully reconstituted with directors who have the perspectives, skills and expertise to help guide the Company at this critical juncture and drive shareholder value. To that end, we have nominated two (2) highly qualified director nominees, each of whom would bring substantial expertise and deep experience to the Board and was selected specifically for their ability to work with the current Board to act on the significant value-creation opportunity we believe is present at Matthews today. Accordingly, we are seeking your support at the 2026 annual meeting of shareholders of the Company scheduled to be held virtually at 9:00 AM (EST) on [●] (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof, the “Annual Meeting”), for the following items of business:

1.	To elect Barington’s two (2) director nominees, Chan W. Galbato and James Mitarotonda (each, a “Barington Nominee” and together, the “Barington Nominees”), and two (2) of the Company’s nominees, [●] and [●] (the “Unopposed Company Nominees”), to the Board to serve until the 2027 annual meeting of shareholders (the “2027 Annual Meeting”) and until their successors are elected and qualified if Proposal 6 is approved or until the 2029 annual meeting of shareholders (the “2029 Annual Meeting”) and until their successors are elected and qualified if Proposal 6 is not approved;[1]
2.	To vote on the Company’s proposal to approve the adoption of the Second Amended and Restated 2019 Director Fee Plan;

1 See “Proposal 1 – Election of Directors” for a description of a potential re-classification of directors in connection with incumbent director Alvaro Garcia-Tunon’s planned retirement from the Board.

3.	To vote on the Company’s proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the records of the Company for the fiscal year ending September 30, 2026;
4.	To vote on the Company’s proposal to provide an advisory (non-binding) vote on the executive compensation of the Company’s named executive officers;
5.	To vote on the Company’s proposal to approve the adoption of the Amended and Restated Articles of Incorporation, a copy of which is attached as Appendix D-1 to the Company’s proxy statement (the “Amended and Restated Articles”);
6.	To vote on the Company’s proposal to approve the amendment of the Company’s current Restated Articles of Incorporation (as amended to date, the “Charter”) to declassify the Board (the “Declassification Amendment”);
7.	To vote on the Company’s proposal to approve the amendment of the Charter to adopt a majority of votes cast standard in uncontested elections of directors (the “Majority Voting Standard Amendment”);
8.	To vote on the Company’s proposal to approve the amendment of the Charter to eliminate certain supermajority voting requirements (the “Supermajority Voting Amendment”); and
9.	To transact such other business as may properly come before the meeting.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Shareholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy, please see the “Voting and Proxy Procedures” and “Virtual Meetings” sections of this Proxy Statement.

The Company has submitted the Declassification Amendment for shareholder approval at the Annual Meeting. If the Declassification Amendment is approved by the Company’s shareholders at the Annual Meeting, subject to the approval of Proposal 5 and the filing of the Amended and Restated Articles, the directors with terms expiring at this Annual Meeting will be elected to a one-year term, and each class elected at annual meetings of shareholders after this Annual Meeting will also be elected to a one-year term. As a result, if the Declassification Amendment is approved by the Company’s shareholders, the Board will no longer be divided into classes beginning at the 2028 annual meeting of shareholders (the “2028 Annual Meeting”). Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only the Barington Nominees, but also two (2) of the Company’s nominees whose election we do not oppose, the Unopposed Company Nominees. Barington and Matthews will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to four (4) nominees on Barington’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for four (4) nominees, including a combination of the Barington Nominees and the Company’s nominees, may do so on Barington’s GOLD universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Barington Nominees will have the legal effect of replacing two (2) incumbent directors. If elected, the Barington Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to evaluate all opportunities to enhance shareholder value. However, the Barington Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to unlock shareholder value. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Barington Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, along with other information about them, can be found in the Company’s proxy statement.

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Shareholders are permitted to vote for fewer than four (4) nominees or for any combination (up to four (4) total) of the Barington Nominees and the Company’s nominees on the enclosed GOLD universal proxy card. We recommend that shareholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for any of the Company’s nominees other than the Unopposed Company Nominees may result in the failure of one or all of the Barington Nominees to be elected to the Board. Barington urges shareholders using our GOLD universal proxy card to vote “FOR” all of the Barington Nominees.

IF YOU MARK FEWER THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH ONLY TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) BARINGTON NOMINEES AND THE TWO (2) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on [●] as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The address of the principal executive offices of the Company is Two Northshore Center, Pittsburgh, Pennsylvania 15212-5851. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [●] shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

As of the date hereof, the participants in this solicitation collectively beneficially own an aggregate of 1,000,000 shares of Common Stock, and intend to vote all of such shares “FOR” the election of the Barington Nominees and the Unopposed Company Nominees, “FOR” the proposal to approve the adoption of the Second Amended and Restated 2019 Director Fee Plan, “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the records of the Company for the fiscal year ending September 30, 2026, “AGAINST” the proposal to provide an advisory (non-binding) vote on the executive compensation of the Company’s named executive officers, “FOR” the proposal to approve the adoption of the Amended and Restated Articles, “FOR” the Declassification Amendment, “FOR” the Majority Voting Standard Amendment, and “FOR” the Supermajority Voting Amendment.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today.

THIS SOLICITATION IS BEING MADE BY BARINGTON AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH BARINGTON IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

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BARINGTON URGES YOU TO PROMPTLY SIGN, DATE AND RETURN THE GOLD UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE BARINGTON NOMINEES AND THE UNOPPOSED COMPANY NOMINEES.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our GOLD universal proxy card are available at

www.__________.com

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Barington urges you to sign, date and return the enclosed GOLD universal proxy card today to vote “FOR” the election of the Barington Nominees and in accordance with Barington’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to Barington, c/o Okapi Partners LLC (“Okapi”), in the enclosed postage-paid envelope today. Shareholders also have the following two options for authorizing a proxy to vote shares registered in their name:
o	Via the Internet at www.okapivote.com/MATW2026 at any time prior to 11:59 PM (EST) on the day before the Annual Meeting, and follow the instructions provided on the GOLD universal proxy card; or
o	By telephone, by calling (866) 494-4435 at any time prior to 11:59 PM (EST) on the day before the Annual Meeting, and follow the instructions provided on the GOLD universal proxy card.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed GOLD voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail, internet or telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Barington is using a “universal” proxy card, which includes the Barington Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote.

We strongly urge you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Company. If you return the Company’s white universal proxy card or voting instruction form, it will revoke any proxy card or voting instruction form you may have sent to us previously.

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If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Barington’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Shareholders may call toll-free: (877) 285-5990

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	In April 2022, BCEP began acquiring shares of Common Stock based on Barington’s belief that the Company’s shares were significantly undervalued.
•	On August 9, 2022, September 21, 2022, and November 21, 2022, James Mitarotonda of Barington met with representatives of Matthews, including CEO Joseph Bartolacci, CFO Steven Nicola, and William Wilson to discuss Barington’s analysis of and perspectives on the Company, including Barington’s assessment of Matthews’ value potential, Barington’s perspectives on Matthews’ long-term performance challenges, Barington’s concerns with the composition of the Board, and Barington’s recommendations for value creation at the Company.
•	On December 2, 2022, Barington delivered a notice to the Company nominating three highly qualified individuals for election to the Board at the Company’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”). On December 20 and December 21, 2022, the nominees participated in individual videoconferences with members of Matthews’ Governance and Sustainability Committee regarding their candidacies.
•	On December 13, 2022, Mr. Mitarotonda presented Barington’s analysis of and perspectives on the Company, including Barington’s assessment of Matthews’ value potential, Barington’s perspectives on Matthews’ long-term performance challenges, and Barington’s concerns with the composition of the Board at the 2022 Bloomberg Activist Conference. Mr. Mitarotonda also shared Barington’s recommendations for value creation at the Company, including recommending that Matthews initiate a strategic review to simplify its business, deploy cash to reduce indebtedness, decrease corporate and non-operating expenses, and refresh its Board.
•	Between December 7, 2022, and December 26, 2022, Mr. Mitarotonda and representatives of Matthews, including Mr. Bartolacci, Mr. Nicola and EVP and GC Brian Walters, spoke eight times via videoconference regarding Barington’s recommendations for value creation, Barington’s nominations to the Board, and entering into a potential consulting agreement.
•	On December 30, 2022, members of Barington and Matthews entered into an agreement (the “2022 Agreement”), pursuant to which, among other things, Barington withdrew the nomination of its nominees for election to the Board at the Company’s 2023 Annual Meeting, Matthews retained Barington Companies Management (as defined below) as a consultant to provide advisory services to the Company, and the parties agreed to certain customary standstill and mutual non-disparagement obligations.
•	On May 10 and June 7, 2023, Mr. Mitarotonda reviewed second quarter fiscal 2023 results with representatives of Matthews via videoconference.
•	On August 8, 2023, Mr. Mitarotonda reviewed third quarter fiscal 2023 results with representatives of Matthews via videoconference.
•	On September 12, 2023, Mr. Mitarotonda and Mr. Bartolacci met via videoconference to discuss the performance of the Company’s businesses, Barington’s recommendations for long-term value creation at the Company and Barington’s upcoming presentation to the Board.
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•	On September 26, 2023, Mr. Mitarotonda delivered a presentation to the Board recommending specific steps for improving the Company’s operating and share price performance, including the development of its Memorialization business, the divestiture of the SGK Brand Solutions business, and a strategic review of its Industrial Technology businesses.
•	On October 11, 2023, Mr. Mitarotonda, Mr. Bartolacci and Mr. Walters met via teleconference to discuss Barington’s engagement with Matthews and the extension of the 2022 Agreement. Subsequently, on October 14, 2023, Barington and Matthews extended the 2022 Agreement for an additional year.
•	On November 3, 2023, Mr. Mitarotonda and Mr. Bartolacci met via teleconference to discuss Matthews’ progress with respect to the implementation of Barington’s recommendations.
•	On November 20 and November 21, 2023, Mr. Mitarotonda reviewed fiscal 2023 results with representatives of Matthews via videoconference.
•	On November 27, 2023, Mr. Mitarotonda shared with Mr. Bartolacci his in-depth and updated analysis of the value of Matthews’ portfolio of businesses and the opportunity to create long-term shareholder value through divestitures. Mr. Mitarotonda reiterated Barington’s recommendation that Matthews divest its SGK Brand Solutions business and conduct a review of each of its Industrial Technology businesses.
•	On February 6, February 9 and April 1, 2024, Mr. Mitarotonda reviewed first quarter fiscal 2024 results with representatives of Matthews via videoconference.
•	On April 18, 2024, Mr. Mitarotonda met via videoconference with Alvaro Garcia-Tunon, Chairman of the Board, and Mr. Walters. Mr. Mitarotonda expressed Barington’s dismay at the Company’s record of poor capital allocation, uneven execution, and lagging share price performance. Mr. Mitarotonda shared Barington’s view that the Board should seek to replace Mr. Bartolacci based on the Company’s extended period of poor performance under Mr. Bartolacci’s leadership.
•	On May 8 and May 9, 2024, and again on August 2 and August 8, 2024, Mr. Mitarotonda reviewed second and third quarter fiscal 2024 results with representatives of Matthews via videoconference.
•	On October 15, 2024, Mr. Mitarotonda, Mr. Bartolacci and Matthews’ representative, Mr. Alfredo Poretti, Managing Director and Global Co-Head of Shareholder Engagement and M&A Capital Markets at J.P. Morgan, met to discuss Barington’s engagement with Matthews. Barington expressed its dissatisfaction with the Company’s continued poor operating and share price performance, the lack of progress with respect to the implementation of Barington’s recommendations and the low level of engagement with Barington. Mr. Bartolacci proposed that Barington enter into a non-disclosure agreement. Mr. Mitarotonda subsequently declined to enter into a non-disclosure agreement.
•	On October 18, 2024, Matthews sent a notice of non-renewal of the 2022 Agreement and on November 1, 2024, the 2022 Agreement terminated pursuant to its terms.
•	On November 27, 2024, BCEP delivered notice to the Company of its nomination of three (3) nominees for election to the Board at the 2025 annual meeting of shareholders (the “2025 Annual Meeting”).
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•	On December 10, 2024, Barington issued an open letter to Mr. Garcia-Tunon reiterating its dissatisfaction with Matthews’ operating and share price performance, outlining the need for divestitures, a reduction of expenses and indebtedness, and calling for improvements to the composition of the Board and corporate governance by adding new, experienced directors to the Board. The Company responded by stating, in our view, that it is comfortable with its record of shareholder value creation and the status quo.
•	On December 19, 2024, Barington filed its preliminary proxy statement for the 2025 Annual Meeting.
•	On January 7, 2025, the Company filed its definitive proxy statement for the 2025 Annual Meeting.
•	On January 8, 2025, Barington filed its definitive proxy statement for the 2025 Annual Meeting.
•	Between January 10, 2025 and February 18, 2025, Barington issued 10 public letters to shareholders and Mr. Garcia-Tunon highlighting, among other things, the Company’s deteriorating operating results, dismal capital allocation, poor share price performance and abysmal leadership and corporate governance.
•	On January 8, 2025, following Barington’s submission of its director nominations and filing of its preliminary proxy statement, the Company announced that it had entered into a transaction to simplify its business by contributing SKG Brand Solutions into a joint venture, the divestiture of which Barington had been encouraging the Company to undertake.
•	On January 28, 2025, February 5, 2025, and February 10, 2025, leading proxy advisory firms Egan-Jones Proxy Services,[2] Institutional Shareholder Services Inc.[3] and Glass Lewis & Co.,[4] respectively, issued reports recommending that shareholders vote in favor of the election of all three (3) of Barington’s nominees at the 2025 Annual Meeting.
•	On February 14, 2025, the Company announced it had entered into an agreement to sell its European roto-gravure packaging and surfaces businesses for $50 million.
•	Also on February 14, 2025, at the 11th hour before the 2025 Annual Meeting, the Company announced that (i) the Company intended to effect a transition of the Board Chair role and appoint a new independent Board Chair by the Annual Meeting, and that the current Board Chair, Mr. Garcia Tunon, would retire from the Board at the Annual Meeting, (ii) the Board will be appointing a director with significant experience in batteries and EV technology solutions in the near future, and that such director would replace Gregory Babe on the Board, and (iii) the Company committed to submitting proposals at the Annual Meeting to seek shareholder approval of the Articles and Bylaws to (a) declassify the Board, (b) change the Company’s voting standard in uncontested elections, and (c) eliminate the supermajority voting requirements for certain amendments to the Articles, all of which Barington believes was undertaken as a defensive reaction by the Board to Barington’s nomination and the support it was receiving from other shareholders, rather than a genuine interest by the Board to enhance the Company’s corporate governance.

2 https://www.sec.gov/Archives/edgar/data/63296/000092189525000174/dfan14a06204013_01282025.htm

3 https://www.sec.gov/Archives/edgar/data/63296/000092189525000288/dfan14a06204013_02072025.htm

4 https://www.sec.gov/Archives/edgar/data/63296/000092189525000306/dfan14a06204013_02102025.htm

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•	On February 17, 2025, the Company announced that Thomas Gebhardt would replace Mr. Babe on the Board, effective immediately.
•	On February 20, 2025, the Company held the 2025 Annual Meeting, at which three (3) of the Company’s nominees were elected to the Board.
•	Between March 20, 2025, and November 26, 2025, representatives of Barington met on three (3) occasions with Mr. Bartolacci and Mr. Nicola to review the Company’s operating results and share price performance. During the same period and through the date of this proxy statement, representatives of Barington also met on several occasions with Mr. Garcia-Tunon and Mr. Walters to discuss matters relating to corporate governance. During this period, Barington continued to express its views that the Company needed to simplify its portfolio, fix its capital allocation, and meaningfully refresh the Board to add directors with relevant skillsets and expertise, which discussions remain ongoing.
•	On November 17, 2025, Barington sent a letter to Mr. Garcia-Tunon expressing concerns regarding the Company’s continued share price underperformance and lack of long-term value creation.
•	On December 4, 2025, BCEP delivered notice to the Company of its nomination of the three (3) Barington Nominees for election to the Board at the Annual Meeting.
•	On January 2, 2026, the Company filed its preliminary proxy statement in connection with the Annual Meeting.
•	On January 5, 2026, Barington delivered a notice to the Company withdrawing its nomination of Sheila Hooda.
•	Also on January 5, 2026, Barington filed this preliminary proxy statement in connection with the Annual Meeting.

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REASONS FOR THE SOLICITATION

Barington is an investment firm with a twenty-five (25) year track record of working with underperforming companies to help design and implement measures to improve their long-term financial and share price performance. As a frequent investor in industrial and multi-segment companies, we have actively followed Matthews over the years and have had regular discussions with the Company for nearly four (4) years.

We believe that Matthews has a vast value potential that is not being realized under its current leadership. It is our belief that Mr. Bartolacci has failed to take full advantage of the tremendous opportunities for long-term value creation available to the Company. This is evidenced by the Company’s prolonged and severe underperformance relative to its self-selected peers and the broader market, not just over the past one-, three-, five- and ten-year periods, but over Mr. Bartolacci’s entire 19-year tenure as CEO.

Cumulative Total Return to Shareholders Through January 2, 2026 (Percent change)
	Matthews	Company Peer Group[1]	S&P 500 Index	Russell 2000 Index
1-Year	-2.2%	+4.7%	+16.1%	+12.5%
3-Years	-5.8%	+40.0%	+78.6%	+42.4%
5-Years	+2.9%	+50.8%	+82.6%	+27.1%
10-Years	-38.0%	+171.1%	+235.6	+120.8%
19-Years (CEO Tenure)	-0.1%	+565.8%	+415.2%	+248.9%
Source: S&P Capital IQ

We believe the Company’s disappointing share price performance is the result of poor strategic choices, dismal capital allocation, uneven execution, and, ultimately, a lack of accountability to shareholders in the boardroom. Given the Company’s extended and severe share price underperformance, we question whether the Board has the independence and objectivity needed to effectively oversee management and hold them accountable. While boards of directors at other companies are increasingly demanding results from management, the Board at Matthews has seemingly chosen to look the other way for far too long. Indeed, in our view, this Board is not holding itself accountable for the Company’s performance under its oversight.

From late 2022 to 2024, we attempted in good-faith to work constructively with the Company to address these issues, but the Company failed to take any meaningful action until after Barington nominated new directors to the Company’s board in in connection with the Company’s 2025 annual meeting of shareholders. In December 2022, we entered into the 2022 Agreement to provide consulting and advisory services to Matthews, drawing on our successful experience at L Brands, where we collaborated closely with its leadership team and board of directors to unlock significant shareholder value. Despite Barington’s track record of value creation at other portfolio companies, we believe that the Company kept us at arms-length, as our interactions were largely limited to quarterly meetings to discuss recent results and a single presentation to the Board. Given this limited collaboration, the Company’s actions leading up to the 2025 Annual Meeting, and the Company’s continued share price underperformance and lack of operational execution and strategic focus, we remain convinced that the Board must be meaningfully strengthened, including by adding a shareholder representative, to help the Company realize its full value potential.

5 Company Peer Group performance is based on an equal-weighted total shareholder return (including dividends) of the companies in the Company’s peer group as identified in its 2026 proxy statement which consists of Barnes Group Inc., Columbus McKinnon Corporation, Deluxe Corporation, Enpro Inc., Graco Inc., ICF International, Inc., Hillenbrand, Inc., John Wiley & Sons, Inc., Mativ Holdings, Inc., MSA Safety Incorporated, Minerals Technologies Inc., Moog Inc., Service Corporation International, Stagwell, Inc., Standex International Corporation, TriMas Corporation, and Woodward, Inc. (the “Peer Group”). Stagwell, Inc. is excluded from the analysis for those time periods when its stock did not trade.

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We do not have confidence that the Board, as currently composed, can operate effectively in the interest of shareholders. This is evidenced by the Company’s actions (and reactions) following our nomination of director candidates at the 2025 Annual Meeting. Rather than proactively undertaking to simplify its portfolio, upgrade the composition of the Board, and bring its corporate governance inline with best practices, which it could have undertaken at any time, the Company waited to reactively and defensively take these action in the face of shareholder pressure as Barington’s proxy contest was gaining momentum, and the Company faced the apparently daunting prospect of having directors who would act as strong shareholder advocates in the Boardroom. If the Board was only willing to act in the best interest of shareholders when under pressure less than a year ago, why should shareholders believe that the status quo and the Board’s entrenchment-first, shareholder value-second mindset has changed now?

Since the 2025 Annual Meeting, Matthews’ share price has continued to significantly underperform its peers, relevant indices and the broader market. Mr. Bartolacci, the Company’s long-serving CEO, and its Board have still not created any value for shareholders. We believe that the status quo is not acceptable, that the Company’s actions in the past twelve months, reversing some of its most destructive past strategies, are the direct result of Barington’s continued engagement, and that the incumbent Board, as currently constituted, should not be entrusted to oversee the Company and steer it in the right direction at this critical juncture. We believe that if provided with the opportunity to serve on the Board, the Barington Nominees can help the Company finally unlock its full potential.

To ensure that the Board is acting in the best interests of shareholders, we believe that the Board must promptly be refreshed with experienced directors, committed to shareholder value creation. We have nominated two (2) directors with the boardroom skills and experience that we believe are needed to help create long-term value for shareholders. If elected, they are committed to working diligently with the Board to take the actions necessary to increase value for all shareholders. Therefore, we are soliciting your support at the Annual Meeting to elect our two (2) highly-qualified Barington Nominees. After 19 years of underperformance, we believe Matthews’ shareholders deserve far better than what the current Board has delivered.

OUR TWO NOMINEES HAVE THE EXPERIENCE, QUALIFICATIONS AND COMMITMENT NECESSARY TO FULLY EXPLORE AVAILABLE OPPORTUNITIES TO UNLOCK VALUE FOR SHAREHOLDERS

We have identified two highly-qualified director nominees, Chan W. Galbato and James Mitarotonda, who possess significant business, financial, and public company board experience, as evidenced by their biographies set forth in Proposal 1. We believe they will bring fresh perspective into the Boardroom and will be valuable in assessing and ensuring the execution of the necessary initiatives to improve long-term value at the Company. We believe Matthews’ continued underperformance at this critical juncture warrants the addition of new directors whose interests are closely aligned with those of all shareholders, and who will work constructively with the other members of the Board to protect shareholder interests.

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On the other hand, each of the Company’s nominees opposed by Barington have failed to create value during his or her tenure at Matthews and were members of the Board that reactively introduced last minute measures to improve the Company’s governance, which was clearly a result of Barington’s director nominations and not an action the Company would have taken without pressure from shareholders. Moreover, none of them bring a prior track record of value creation, sound governance, or genuine accountability to the Board. In our view, these directors are uniquely ineffective and inexperienced. We ask why any board of directors would continue to champion a chief executive officer who has failed to create shareholder value during his entire 19-year tenure.

If elected, the Barington Nominees will work diligently to establish a culture of accountability and will fully and fairly evaluate all opportunities to maximize shareholder value. As a long-term investor in Matthews, Barington’s interests are closely aligned with those of all shareholders, and the Barington Nominees will relentlessly seek to deliver value to shareholders.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company currently has a classified Board which is currently divided into three (3) classes. The directors in each class are elected for staggered terms of three (3) years such that the term of office of one (1) class of directors expires at each annual meeting of shareholders. We believe that the terms of four (4) directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect the Barington Nominees, Chan W. Galbato and James Mitarotonda.

According to the Company’s proxy statement, the Company has submitted the Declassification Amendment for shareholder approval at the Annual Meeting. If the Declassification Amendment is approved, subject to shareholder approval of the adoption of the Amended and Restated Articles as set forth in Proposal 5 and the filing of the Amended and Restated Articles, the directors with terms expiring at this Annual Meeting will be elected to a one-year term, and each class elected at annual meetings of shareholders after this Annual Meeting will also be elected to a one-year term. This process is expected to be completed by the 2028 Annual Meeting, at which time, under the Amended and Restated Articles, all directors will be subject to election at each annual meeting of shareholders.

According to the Company’s proxy statement, Mr. Garcia-Tunon, whose term expires at the 2028 Annual Meeting, will retire upon the certification of the vote at the Annual Meeting, which will cause the Board’s director classes to be imbalanced. In the event that Proposal 6 to declassify the Board is not approved at the Annual Meeting, the Board intends to effect a rebalancing of the classes to ensure that the classes are as nearly equal as possible, as required by Pennsylvania law. To effect this rebalancing, each of the Company’s nominees (Thomas A. Gebhardt, Aleta W. Richards, David A. Schawk and Francis S. Wlodarczyk) has submitted a conditional resignation letter to the Board that requires whichever of them is re-elected to the Board and receives the fewest votes at the Annual Meeting to resign immediately following the Annual Meeting, and the Board has unanimously voted to re-appoint such person to fill the vacancy created by Mr. Garcia-Tunon’s retirement. As a result, such person will serve through the 2028 Annual Meeting, and not the 2029 Annual Meeting in the event Proposal 6 is not approved. Such re-classification will not occur in the event that Proposal 6 is approved.

Your vote to elect the Barington Nominees will have the legal effect of replacing two (2) incumbent directors of the Company with the Barington Nominees. If elected, the Barington Nominees will constitute a minority of the Board and there can be no guarantee that the Barington Nominees will be able to implement any actions that they may believe are necessary to unlock shareholder value. However, we believe the election of the Barington Nominees is a critical step in the right direction for enhancing long-term value at the Company.

There is no assurance that any incumbent director will serve as a director if the Barington Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect not only our two (2) Barington Nominees, but also the two (2) Unopposed Company Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

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THE BARINGTON NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of each of the Barington Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Barington Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Barington Nominees. All of the Barington Nominees are citizens of the United States of America.

Chan W. Galbato, age 63, Chan W. Galbato currently serves as a Strategic Advisor since January 2025, including to Barington Companies Management, LLC since March 2025 and Alvarez Marsal Holdings, LLC since August 2025. Mr. Galbato most recently served as Chief Executive Officer of Cerberus Operations and Advisory Company, LLC (“Cerberus”), a wholly owned subsidiary of Cerberus Capital Management, L.P., a private equity firm, from 2012 to December 2024. Prior to joining Cerberus in 2009, Mr. Galbato served as President and Chief Executive Officer of the Controls Division of Invensys plc, a multinational engineering and information technology company, from 2005 to 2007, as well as President of Professional Distribution and Services at The Home Depot (NYSE: HD), a home improvement retailer, from 2003 to 2005. Prior to that, Mr. Galbato served as President and Chief Executive Officer of Armstrong Floor Products, a division of Armstrong World Industries, from 2001 to 2003, and as Chief Executive Officer of Choice Parts LLC, a joint venture auto parts locator and catalog business, from 2000 to 2001. Additionally, Mr. Galbato spent 14 years with General Electric Company (NYSE: GE), holding several operating and finance leadership positions within their various industrial divisions, including Transportation Systems, Aircraft Engines, Medical Systems and Appliances, as well as serving as President and Chief Executive Officer of Coregis Insurance Company, a GE Capital company. Mr. Galbato currently serves on the boards of directors of Accuray Incorporated (NASDAQ: ARAY), a medical device manufacturer, since November 2025, and The Eastern Company (NASDAQ: EML), a manufacturer of industrial hardware, security and metal products, since May 2025. Mr. Galbato previously served on various board of directors, including Chairman of NFI Group Inc. (TSX: NFI), an independent global provider of sustainable bus and motorcoach solutions, from January 2025 to April 2025; Co-Chairman of Albertsons Companies, Inc. (NYSE: ACI), a food and drug retailer, from April 2021 to October 2024; Electrical Components International, Inc., a leading electronic and electro-mechanical manufacturer, from June 2018 to August 2025; FirstKey Homes, LLC, a property management company that specializes in single-family rental homes, from September 2017 to May 2024; Blue Bird Corporation (NASDAQ: BLBD) (“Blue Bird”), a technology leader and innovator of school buses, from February 2015 to May 2023; Staples Solutions B.V., a retail, contract, and online businesses company, from February 2017 to January 2023; AutoWeb, Inc. (formerly, NASDAQ: AUTO), an automotive media and marketing services company, from January 2019 to May 2022; KORE Group Holdings, Inc. (NYSE: KORE), a pioneer in delivering IoT solutions and services, from September 2021 to February 2022; Lead Director of Delta Tucker Holdings, Inc. (formerly, DynCorp International Inc.), a manufacturer of aerospace and defense products, from May 2014 to November 2020; Steward Health Care Systems LLC, a private, physician-led health care network, from February 2013 to May 2020; and Chairman of Avon Products, Inc., (formerly, NYSE: AVP), a global manufacturer and marketer of beauty and related products, from March 2016 to January 2020. Prior to that, Mr. Galbato served as Lead Director of Brady Corporation (NYSE: BRC), a manufacturing company, from 2006 to 2013. Mr. Galbato has previously served on the board of directors of prior Cerberus investments, including Chairman of School Bus Holdings Inc., an indirect parent company of Blue Bird, from 2009 to 2016; Chairman of YP Holdings LLC, provider of marketing solutions; Chairman of North American Bus Industries, Inc., manufacturer of heavy-duty transit buses; Chairman of Guilford Mills, Inc., a company that designs, manufactures, and markets a variety of fabrics for automotive and specialty use; New Avon, a beauty company; Tower International, Inc., a manufacturer of automotive structural metal components; and Chairman of NewPage Group, Inc., producer of printing and specialty papers. Mr. Galbato received an M.B.A. from the University of Chicago and a B.A. in Economics from the State University of New York.

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We believe that Mr. Galbato’s significant experience in multiple operational and strategic roles, as well as his extensive service on the boards of various public and private companies, would make him a valuable addition to the Board.

James Mitarotonda, age 71, has served as Chairman, President and Chief Executive Officer of Barington Capital Group, L.P. (“Barington Capital Group”), since 1991, and of Barington Companies Investors, LLC (“Barington Companies Investors”), the general partner of BCEP, an activist investment fund, since 1999. Mr. Mitarotonda has also served on the board of directors of The Eastern Company (NASDAQ: EML), a manufacturer of industrial hardware, security and metal products, since 2015, and as Chairman since 2016. Mr. Mitarotonda previously served on the board of directors of Rambus, Inc. (NASDAQ: RMBS) (“Rambus”), a technology company that designs, develops, and licenses chip interface technologies and architectures used in digital electronics products, from March 2021 to April 2022; Avon Products, Inc. (formerly, NYSE: AVP), a global manufacturer and marketer of beauty and related products, from April 2018 to January 2020; and OMNOVA Solutions Inc. (formerly, NYSE: OMN), a global provider of emulsion polymers and specialty chemicals, from 2015 to April 2020. Prior to this, Mr. Mitarotonda served on the board of directors of A. Schulman Inc. (formerly, NASDAQ: SHLM), an international supplier of plastic compounds and resins, from 2005 to 2018; Barington/Hilco Acquisition Corp. (formerly, NASDAQ: BHAC), a special purpose acquisition company, from 2015 to 2018, as well as Chief Executive Officer, from February 2015 to May 2015, and as Chairman from 2015 to 2017; The Pep Boys – Manny, Moe & Jack (formerly, NYSE: PBY), an automotive aftermarket service and retail chain, from 2006 to 2016, as well as Chairman from 2008 to 2009; Ebix, Inc. (NASDAQ: EBIX), a supplier of software and e-commerce services to the insurance, financial and healthcare industries, from January 2015 to March 2015; The Jones Group Inc. (formerly, NYSE: JNY), a designer, marketer and wholesaler of branded clothing, shoes and accessories, from 2013 to 2014; Griffon Corporation (NYSE: GFF), a diversified manufacturing company, from 2007 to 2012; Gerber Scientific, Inc. (formerly, NYSE: GRB), an international supplier of automated manufacturing systems, from 2010 to 2011; and Ameron International Corporation (formerly, NYSE: AMN), a multinational manufacturer of products and materials for the chemical, industrial, energy, transportation and infrastructure markets, from March 2011 to October 2011. Additionally, Mr. Mitarotonda served as a consultant to this Company from December 2022 to November 2025; advisor to Hanesbrands Inc. (NYSE: HBI), a multinational clothing company, from November 2023 to October 2025; consulting advisor to Rambus from April 2022 to April 2023; and special advisor to the board of directors of Bath & Body Works, Inc. (formerly, L Brands, Inc., (NYSE: LTD)), a specialty retail company, from April 2019 to February 2022. Mr. Mitarotonda received a B.A. in Economics from Queens College, and an M.B.A. from New York University’s Graduate School of Business Administration (now known as the Stern School of Business).

We believe that Mr. Mitarotonda’s knowledge of, and experience investing in, companies in a wide variety of industries, coupled with his financial, investment banking, and corporate governance expertise and his extensive public board service, would make him a valuable addition to the Board.

The principal business address of Mr. Galbato is 491 Lymington Rd, Severna Park, MD 21146. The principal business address of Mr. Mitarotonda is 888 Seventh Avenue, 6th Floor, New York, New York 10019.

As of the date hereof, Mr. Galbato does not beneficially own any shares of Common Stock and has not entered into any transactions in the securities of the Company during the past two years.

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As of the date hereof, BCEP directly beneficially owns 1,000,000 shares of Common Stock. Barington Companies Investors, as the general partner of BCEP, may be deemed to beneficially own the 1,000,000 shares of Common Stock owned by BCEP. Barington Capital Group, as the majority member of Barington Companies Investors, may be deemed to beneficially own the 1,000,000 shares of Common Stock owned by BCEP. LNA Capital, as the general partner of Barington Capital Group, may be deemed to beneficially own the 1,000,000 shares of Common Stock owned by BCEP. Mr. Mitarotonda, as the sole shareholder and director of LNA Capital, may be deemed to beneficially own the 1,000,000 shares of Common Stock owned by BCEP. Mr. Mitarotonda disclaims beneficial ownership of such shares of Common Stock, except to the extent of his pecuniary interest therein. Mr. Mitarotonda has not entered into any transactions in the securities of the Company during the past two years. For information regarding purchases and sales of securities of the Company during the past two years by Barington, please see Schedule I.

Except as set forth below with respect to Mr. Mitarotonda, we believe that each Barington Nominee presently is, and if elected as a director of the Company, each of the Barington Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any Barington Nominee is elected, the determination of such Barington Nominees’ independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Barington Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards. As set forth below, Mr. Mitarotonda had an indirect interest in the payments made by the Company to Barington Companies Management, LLC (“Barington Companies Management”) pursuant to the 2022 Agreement and, as a result, may not be deemed to be an “independent director” within the meaning of the applicable NASDAQ listing standards as of the date hereof.

On December 30, 2022, each of BCEP, Barington Capital Group and Barington Companies Management entered into the 2022 Agreement with the Company, pursuant to which the Company agreed to appoint Barington Companies Management as a consultant to the Company for the term of the 2022 Agreement. Pursuant to the 2022 Agreement, the Company paid Barington Companies Management, at the end of each month during the term of the 2022 Agreement, $19,167 for its consulting and advisory services relating to corporate governance and strategic matters, and also reimbursed Barington Companies Management and certain of its affiliates $50,000 for their out-of-pocket fees and expenses incurred in connection with their communication and meetings with representatives of the Board and the Company’s management. The 2022 Agreement terminated pursuant to its terms on November 1, 2024.

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Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Barington Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Barington Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Barington Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Barington Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Barington Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Barington Nominee nor any of his or her associates is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Barington Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Barington Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Barington Nominee nor any of his or her affiliates, associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Barington Nominee nor any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Barington Nominee nor any of his or her associates has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Barington Nominee holds any positions or offices with the Company; (xiii) no Barington Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Barington Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Barington Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Barington Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Barington Nominee or any of such Barington Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Barington Nominee been a director of the Company, and (c) none of the Barington Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as set forth in this Proxy Statement, there are no agreements, arrangements or understandings between or among Barington and the Barington Nominees or any other person or persons pursuant to which the nominations described herein are to be made, other than the consent by each of the Barington Nominees to be named as a nominee of Barington in any proxy statement relating to the Annual Meeting and serving as a director of the Company if elected. None of the Barington Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We do not expect that any of the Barington Nominees will be unable to stand for election, but, in the event any Barington Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws or applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Barington Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under Matthews’ organizational documents and applicable law, if the Company increases the size of the Board above its existing size.

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Barington and Matthews will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to four (4) nominees on Barington’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the Barington Nominees may do so on Barington’s enclosed GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Shareholders are permitted to vote for fewer than four (4) nominees or for any combination (up to four (4) total) of the Barington Nominees and the Company’s nominees on the GOLD universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors, to help achieve a Board composition that we believe is in the best interest of all shareholders. Barington urges shareholders to vote using our GOLD universal proxy card “FOR” all of the Barington Nominees and “FOR” the Unopposed Company Nominees.

According to the Company’s proxy statement, as a result of Barington notifying the Company of its intent to nominate candidates for election as directors at the Annual Meeting in opposition to the nominees nominated by the Board, assuming such nominees are in fact proposed for election at the Annual Meeting and such nominations have not been withdrawn by Barington, the election of directors will be considered a contested election pursuant to Section 14 of the Exchange Act and, as provided under Section 1758(b)(2) of the Pennsylvania Business Corporation Law (the “PBCL”), directors will be elected on a plurality basis. This means that the four (4) director nominees receiving the greatest number of votes cast “FOR” their election will be elected. “WITHHOLD” votes and any broker non-votes will be counted for purposes of determining if there is a quorum at the Annual Meeting for this vote but will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).

IF YOU MARK FEWER THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) BARINGTON NOMINEES AND “FOR” THE TWO (2) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE BARINGTON NOMINEES ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD.

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PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE SECOND AMENDED AND RESTATED 2019 DIRECTOR FEE PLAN

As discussed in further detail in the Company’s proxy statement, on November 19, 2025 (the “Adoption Date”), the Board approved, subject to shareholder approval, the adoption of the Company’s Second Amended and Restated 2019 Director Fee Plan (the “Second Amended and Restated Plan”). If the Second Amended and Restated Plan is adopted by the Company’s shareholders, it will authorize the issuance of 250,000 additional shares of the Company’s Common Stock. Following such approval, the aggregate number of shares of the Company’s Common Stock authorized for issuance under the Second Amended and Restated Plan would increase to 550,000. The Second Amended and Restated Plan will amend and restate the Matthews International Corporation Amended and Restated 2019 Director Fee Plan (the “Amended and Restated Plan”), which amended and restated the Matthews International Corporation 2019 Director Fee Plan (the “Initial Plan” and, together with the “Amended and Restated Plan,” the “Prior Plan”).

The Company’s proxy statement provides that if the shareholders do not approve the Second Amended and Restated Plan as proposed in the Company’s proxy statement, the Second Amended and Restated Plan will not be used by the Company.

Please refer to the Company’s proxy statement for additional detail, including Appendix C attached thereto, which contains the full text of the Second Amended and Restated Plan.

According to the Company’s proxy statement, the vote required for approval of Proposal 2 is the affirmative vote of a majority of the votes cast by all the Company’s shareholders entitled to vote thereon. Abstentions and broker non-votes will not have any legal effect on whether this proposal is approved.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 3

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed Ernst & Young LLP as the independent registered public accounting firm to audit the records of the Company for the year ending September 30, 2026. According to the Company’s proxy statement, the Audit Committee of the Board has determined that it would be desirable as a matter of good corporate practice to request an expression of opinion from the shareholders on the appointment. If the shareholders do not ratify the selection of Ernst & Young LLP, the selection of an alternative independent registered public accounting firm will be considered by the Audit Committee of the Board; provided, however, even if the shareholders do ratify the selection of Ernst & Young LLP, the Audit Committee of the Board reserves the right, at any time, to re-designate and retain a different independent registered public accounting firm to audit the records of the Company for the year ending September 30, 2026.

According to the Company’s proxy statement, ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares cast at the meeting and entitled to vote, a quorum being present. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 4

ADVISORY (NON-BINDING) VOTE ON THE EXECUTIVE COMPENSATION

OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, as required by the Exchange Act, the Company is presenting the below proposal, which gives shareholders the opportunity to endorse or not endorse the Company’s pay program for its named executive officers by voting for or against the resolution set forth below. Accordingly, the Board is asking shareholders to approve the following resolution:

“RESOLVED, that the shareholders approve (on a non-binding basis) the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the Proxy Statement set forth under the caption ‘Executive Compensation and Retirement Benefits.’”

As disclosed in the Company’s proxy statement, because the vote is advisory, it will not be binding on the Board. However, the Board and the Compensation Committee of the Board will review the voting results and take into account the outcome when considering future executive compensation arrangements. According to the Company’s proxy statement, the affirmative vote of a majority of the shares cast at the Annual Meeting, a quorum being present, is required for the approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

We recommend shareholders vote against approving (on a non-binding basis) the executive compensation of the Company’s named executive officers. We believe the Company’s executive compensation is not adequately aligned with the interest of its shareholders and does not reflect the Company’s “pay-for-performance philosophy.” The Company routinely lowers annual performance targets for management compensation, ensuring that management receives its incentive compensation despite deteriorating performance. For example, the 2025 adjusted operating free cash flow target for incentive compensation was 10% lower than the 2024 target and only 5% higher than the 2021 target, when it was first introduced for the purpose of management compensation, despite investing $364.2 million in capital expenditures and acquisitions during this 5 year period.6 Furthermore, we believe that the Company’s selected peers for the purpose of executive compensation inflate the Company’s overall compensation levels. The companies in the Peer Group for the purpose of benchmarking Matthews’ compensation are significantly larger than the Company. The median market capitalization and enterprise value of the Company Peer Group is 159% larger and 100% larger, respectively, than the Company’s market capitalization and enterprise value.7

WE RECOMMEND SHAREHOLDERS VOTE “AGAINST” THE COMPANY’S ADVISORY VOTE ON EXECUTIVE COMPENSATION AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

6 Company SEC filings.

7 Company Peer Group as defined in Footnote 5 above. S&P Capital IQ; Company SEC filings.

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PROPOSAL 5

APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES

As discussed in further detail in the Company’s proxy statement, the Company is seeking shareholder approval of the adoption of the Amended and Restated Articles in the form of the Amended and Restated Articles attached as Appendix D-1 to the Company’s proxy statement. Please refer to Appendix D-2 of the Company’s proxy statement for a marked copy of the Amended and Restated Articles reflecting each of the proposed changes. The Amended and Restated Articles will include, among other things, the features described in Proposals 6 through 8.

According to the Company’s proxy statement, the approval of this proposal is required to approve the adoption of the Amended and Restated Articles. The Amended and Restated Articles will not be filed and will not become effective if each and every of the amendments described in Proposals 6 through 8 are not approved by the Company’s shareholders; however, the approval of each of Proposals 6, 7 and 8 are not dependent on one another. Accordingly, if any of Proposal 6, 7 and 8 are not approved, the corresponding amendments marked in each of Sections 6.1.B(1), 6.1.B(2) and 10.3, respectively, will not be included in the Amended and Restated Articles when filed with the Pennsylvania Department of State.

According to the Company’s proxy statement, the Amended and Restated Articles included as Appendix D-1 to the Company’s proxy statement also reflect certain immaterial changes to modernize, streamline and align the provisions therein in light of the proposed amendments, which changes are marked in Appendix D-2 to the Company’s proxy statement. These changes, which the Company believes do not substantively affect shareholder rights, include (i) updates to certain statutory references in Article THIRD and Sections 5.3.E(1), 10.1.B(3), 10.1.E. and 10.1.H.; (ii) updates to Sections 5.2.D. and 5.3.E(2) to refer to the Amended and Restated Articles as “these Amended and Restated Articles of Incorporation;” (iii) updates to Section 10.1 to the definition of “Subsidiary” to include any “person (other than a natural person)” and to utilize such definition for purposes of Article TENTH in addition to Articles SIXTH and NINTH; and (iv) certain modifications to grammar in Sections 6.1.C. and 8.1. The Company believes that all the changes set forth in the Amended and Restated Articles included as Appendix D-1 to the Company’s Proxy Statement other than changes in the following provisions are immaterial changes: Sections 6.1.B(1), 6.1.B(2) and 10.3.

According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote, a quorum being present, are required to approve the adoption of the Amended and Restated Articles. Abstentions and broker non-votes will not have any legal effect on whether this Proposal 5 is approved.

WE RECOMMEND SHAREHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 6

APPROVAL OF THE DECLASSIFICATION AMENDMENT

As discussed in further detail in the Company’s proxy statement, the Company is seeking shareholder approval of the adoption of the Amended and Restated Articles, in substantially the form attached as Appendix D-1 to the Company’s proxy statement, which, among other things, declassify the Board over a three-year period (which changes are marked in Appendix E to the Company’s proxy statement). If approved by the Company’s shareholders at the Annual Meeting, the Company would adopt this Proposal 6 by causing the filing of the Amended and Restated Articles reflecting the Declassification Amendment with the Pennsylvania Department of State, subject to the approval of Proposal 5 at the Annual Meeting.

Appendix D-2 to the Company’s proxy statement contains the Amended and Restated Articles with changes marked to reflect the successful approvals of each of Proposals 6, 7 and 8 and Appendix E to the Company’s proxy statement contains a marked copy reflecting only the Declassification Amendment. Notwithstanding the foregoing, according to the Company’s proxy statement, the approval of each of Proposals 6, 7 and 8 are not dependent on one another. Accordingly, if any of Proposal 6, 7 and 8 are not approved, the corresponding amendments marked in each of Sections 6.1.B(1), 6.1.B(2) and 10.3, respectively, will not be included in the Amended and Restated Articles when filed with the Pennsylvania Department of State. However, the filing of the Amended and Restated Articles is subject to, and contingent upon, the approval of Proposal 5, even if this Proposal 6 is approved by the Company’s shareholders at the Annual Meeting.

According to the Company’s proxy statement, the Company’s current Charter divides the Board into three (3) classes, with the terms of office of the three (3) classes of directors ending in successive years. If the Declassification Amendment is approved by the Company’s shareholders at the Annual Meeting, subject to the approval of Proposal 5 and the filing of the Amended and Restated Articles, the directors with terms expiring at this Annual Meeting will be elected to a one-year term, and each class elected at annual meetings of shareholders after this Annual Meeting will also be elected to a one-year term. As a result, if the Declassification Amendment is approved by the shareholders, the Board will no longer be divided into classes beginning at the 2028 Annual Meeting. Further, pursuant to Section 1726(a) of the PBCL, if and when the Declassification Amendment becomes effective and the current term of any incumbent director to which he or she was previously selected ends, shareholders will have the power to remove any director with or without cause and a replacement director may be selected by shareholders.

If approved by the Company’s shareholders at the Annual Meeting, the Declassification Amendment as described in this Proposal 6 and as further set forth on Appendix E to the Company’s proxy statement will become effective immediately upon the Company’s filing of the Amended and Restated Articles with the Pennsylvania Department of State. If the Company’s shareholders approve any or all of Proposals 6, 7 or 8, as well as Proposal 5, the Amended and Restated Articles that are filed with the Pennsylvania Department of State will include the amendments to Sections 6.1.B(1), 6.1.B(2) and 10.3 to the extent the corresponding Proposals 6, 7 or 8, respectively, are approved, as well as the changes described below, subject to the approval of Proposal 5. If the Company’s shareholders do not approve the Declassification Amendment, Section 6.1.B of the Charter will not reflect the Declassification Amendment.

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According to the Company’s proxy statement, the Amended and Restated Articles included as Appendix D-1 and Appendix D-2 to the Company’s proxy statement also reflect certain immaterial changes to modernize, streamline and align the provisions therein in light of the proposed amendments. These changes, which the Company believes do not substantively affect shareholder rights, include (i) updates to certain statutory references in Article THIRD and Sections 5.3.E(1), 10.1.B(3), 10.1.E. and 10.1.H.; (ii) updates to Sections 5.2.D. and 5.3.E(2) to refer to the Amended and Restated Articles as “these Amended and Restated Articles of Incorporation;” (iii) updates to Section 10.1 to the definition of “Subsidiary” to include any “person (other than a natural person)” and to utilize such definition for purposes of Article TENTH in addition to Articles SIXTH and NINTH; and (iv) certain modifications to grammar in Sections 6.1.C. and 8.1. The Company believes that all the changes set forth in the Amended and Restated Articles included as Appendix D-1 and Appendix D-2 to the Company’s proxy statement other than changes in the following provisions are immaterial changes: Sections 6.1.B(1), 6.1.B(2) and 10.3.

According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote, a quorum being present, are required to approve the Declassification Amendment. Abstentions and broker non-votes will not have any legal effect on whether this Proposal 6 is approved.

Barington believes the annual election of directors is critical to promoting and maintaining board and management accountability to shareholders and is consistent with corporate governance best practices.

WE RECOMMEND SHAREHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 7

APPROVAL OF THE MAJORITY VOTING STANDARD AMENDMENT

As discussed in further detail in the Company’s proxy statement, the Company is seeking shareholder approval of the adoption of the Amended and Restated Articles, which, among other things, adopt a majority of votes cast standard in uncontested elections of directors (which changes are marked in Appendix F to the Company’s proxy statement). If approved by the Company’s shareholders at the Annual Meeting, the Company would adopt this Proposal 7 by causing the filing of the Amended and Restated Articles reflecting the Majority Voting Standard Amendment with the Pennsylvania Department of State, subject to the approval of Proposal 5 at the Annual Meeting.

Appendix D-2 to the Company’s Proxy Statement contains the Amended and Restated Articles with changes marked to reflect the successful approvals of each of Proposals 6, 7 and 8 and Appendix F to the Company’s proxy statement contains a marked copy reflecting only the Majority Voting Standard Amendment. Notwithstanding the foregoing, the approval of each of Proposals 6, 7 and 8 are not dependent on one another. Accordingly, if any of Proposal 6, 7 and 8 are not approved, the corresponding amendments marked in each of Sections 6.1.B(1), 6.1.B(2) and 10.3, respectively, will not be included in the Amended and Restated Articles when filed with the Pennsylvania Department of State. However, the filing of the Amended and Restated Articles is subject to, and contingent upon, the approval of Proposal 5, even if this Proposal 7 is approved by shareholders at the Annual Meeting.

According to the Company’s proxy statement, currently, all director elections are subject to a plurality of votes cast standard. The Board had previously adopted a director resignation policy (as described in further detail in the Company’s proxy statement), pursuant to which directors who do not receive at least a majority of votes cast in an uncontested director election must tender his or her resignation, subject to review by the Board. The Majority Voting Standard Amendment would provide that at an uncontested election of directors, a nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election, and that directors who are not re-elected pursuant to such standard would be required to resign subject to the Board’s review under the Company’s director resignation policy.

According to the Company’s proxy statement, if approved by the Company’s shareholders at the Annual Meeting, the Majority Voting Standard Amendment as described in this Proposal 7 and as further set forth on Appendix F to the Company’s proxy statement will become effective immediately upon the Company’s filing of the Amended and Restated Articles with the Pennsylvania Department of State. If the Company’s shareholders approve any or all of Proposals 6, 7 or 8, as well as Proposal 5, the Amended and Restated Articles that are filed with the Pennsylvania Department of State will include the amendments to Sections 6.1.B(1), 6.1.B(2) and 10.3 to the extent the corresponding Proposals 6, 7 or 8, respectively, are approved, as well as the changes described below, subject to the approval of Proposal 5. If the Company’s shareholders do not approve the Majority Voting Standard Amendment, Section 6.1.B(2) of the Charter will not be included in the Amended and Restated Articles and the changes to the Company’s Corporate Governance Guidelines described under “General Information Regarding Corporate Governance—Board Composition and Corporate Governance” of the Company’s proxy statement will not be effected.

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According to the Company’s proxy statement, the Amended and Restated Articles included as Appendix D-1 and Appendix D-2 to the Company’s proxy statement also reflect certain immaterial changes to modernize, streamline and align the provisions therein in light of the proposed amendments. These changes, which the Company believes do not substantively affect shareholder rights, include (i) updates to certain statutory references in Article THIRD and Sections 5.3.E(1), 10.1.B(3), 10.1.E. and 10.1.H.; (ii) updates to Sections 5.2.D. and 5.3.E(2) to refer to the Amended and Restated Articles as “these Amended and Restated Articles of Incorporation;” (iii) updates to Section 10.1 to the definition of “Subsidiary” to include any “person (other than a natural person)” and to utilize such definition for purposes of Article TENTH in addition to Articles SIXTH and NINTH; and (iv) certain modifications to grammar in Sections 6.1.C. and 8.1. The Company believes that all the changes set forth in the Amended and Restated Articles included as Appendix D-1 and Appendix D-2 to the Company’s proxy statement other than changes in the following provisions are immaterial changes: Sections 6.1.B(1), 6.1.B(2) and 10.3.

According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote, a quorum being present, are required to approve the Majority Voting Standard Amendment. Abstentions and broker non-votes will not have any legal effect on whether this Proposal 7 is approved.

WE RECOMMEND SHAREHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 8

APPROVAL OF THE SUPERMAJORITY VOTING AMENDMENT

As discussed in further detail in the Company’s proxy statement, the Company is seeking shareholder approval of the adoption of the Amended and Restated Articles, which, among other things, eliminate supermajority voting requirements that are currently required for certain amendments to the Charter (which changes are marked in Appendix G to the Company’s proxy statement). If approved by the Company’s shareholders at the Annual Meeting, the Company would adopt this Proposal 8 by causing the filing of the Amended and Restated Articles reflecting the Supermajority Voting Amendment with the Pennsylvania Department of State, subject to the approval of Proposal 5 at the Annual Meeting.

Appendix D-2 to the Company’s Proxy Statement contains the Amended and Restated Articles with changes marked to reflect the successful approvals of each of Proposals 6, 7 and 8 and Appendix G to the Company’s proxy statement contains a marked copy reflecting only the Supermajority Voting Amendment. Notwithstanding the foregoing, the approval of each of Proposals 6, 7 and 8 are not dependent on one another. Accordingly, if any of Proposal 6, 7 and 8 are not approved, the corresponding amendments marked in each of Sections 6.1.B(1), 6.1.B(2) and 10.3, respectively, will not be included in the Amended and Restated Articles when filed with the Pennsylvania Department of State. However, the filing of the Amended and Restated Articles is subject to, and contingent upon, the approval of Proposal 5, even if this Proposal 8 is approved by shareholders at the Annual Meeting.

The Company’s proxy statement provides that amendments to the Charter currently require the affirmative votes of (a) the holders of at least 80% of the voting power of all then outstanding shares of the Company’s voting stock, voting together as a single class and (b) the holders of at least a majority of the voting power of the then outstanding shares of the Company’s voting stock which are not beneficially owned by any Interested Shareholder (as defined in the Charter), voting together as a single class, unless such amendment is recommended and submitted to the shareholders for their consideration by the affirmative vote of a majority of the Disinterested Directors (as defined in the Charter) then in office. If the Supermajority Voting Amendment is approved by shareholders at the Annual Meeting, amendments to the Charter would require approval by a least a majority of the voting power of the then outstanding shares of the Company’s voting stock.

If approved by the Company’s shareholders at the Annual Meeting, the Supermajority Voting Amendment as described in this Proposal 8 and as further set forth on Appendix G to the Company’s proxy statement will become effective immediately upon the Company’s filing of the Amended and Restated Articles with the Pennsylvania Department of State. If the Company’s shareholders approve any or all of Proposals 6, 7 or 8, as well as Proposal 5, the Amended and Restated Articles that are filed with the Pennsylvania Department of State will include the amendments to Sections 6.1.B(1), 6.1.B(2) and 10.3 to the extent the corresponding Proposals 6, 7 or 8, respectively, are approved, as well as the changes described below, subject to the approval of Proposal 5. If the Company’s shareholders do not approve the Supermajority Voting Amendment, Section 10.3 of the Charter will remain unchanged.

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According to the Company’s proxy statement, the Amended and Restated Articles included as Appendix D-1 and Appendix D-2 to the Company’s proxy statement also reflect certain immaterial changes to modernize, streamline and align the provisions therein in light of the proposed amendments. These changes, which the Company believes do not substantively affect shareholder rights, include (i) updates to certain statutory references in Article THIRD and Sections 5.3.E(1), 10.1.B(3), 10.1.E. and 10.1.H.; (ii) updates to Sections 5.2.D. and 5.3.E(2) to refer to the Amended and Restated Articles as “these Amended and Restated Articles of Incorporation;” (iii) updates to Section 10.1 to the definition of “Subsidiary” to include any “person (other than a natural person)” and to utilize such definition for purposes of Article TENTH in addition to Articles SIXTH and NINTH; and (iv) certain modifications to grammar in Sections 6.1.C. and 8.1. The Company believes that all the changes set forth in the Amended and Restated Articles included as Appendix D-1 and Appendix D-2 to the Company’s proxy statement other than changes in the following provisions are immaterial changes: Sections 6.1.B(1), 6.1.B(2) and 10.3.

According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote, a quorum being present, are required to approve the Supermajority Voting Amendment. Abstentions and broker non-votes will not have any legal effect on whether this Proposal 8 is approved.

WE RECOMMEND SHAREHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Barington believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed GOLD universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Barington Nominees and the Unopposed Company Nominees, “FOR” the proposal to approve the adoption of the Second Amended and Restated Plan, “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the records of the Company for the fiscal year ending September 30, 2026, “AGAINST” the proposal to provide an advisory (non-binding) vote on the executive compensation of the Company’s named executive officers, “FOR” the proposal to approve the adoption of the Amended and Restated Articles, “FOR” the Declassification Amendment, “FOR” the Majority Voting Standard Amendment, “FOR” the Supermajority Voting Amendment and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

According to the Company’s proxy statement, the current Board intends to nominate four (4) directors for election at the Annual Meeting. Barington and Matthews will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to four (4) nominees on Barington’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the Barington Nominees may do so on Barington’s GOLD universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Shareholders are permitted to vote for fewer than four (4) nominees or for any combination (up to four (4) total) of the Barington Nominees and the Company’s nominees on the GOLD universal proxy card. We believe that voting on the GOLD universal proxy card provides the best opportunity for shareholders to elect all of the Barington Nominees. Barington therefore urges shareholders to use our GOLD universal proxy card to vote “FOR” the two (2) Barington Nominees and the two (2) Unopposed Company Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Shareholders will not be able to attend the Annual Meeting in person. You may only participate in the virtual meeting by registering in advance at www.cesonlineservices.com/matw26_vm prior to the deadline of 11:59 PM (EST) on [●], 2026. Please have your proxy card, voting instruction form, or other communication containing your control number available and follow the instructions to complete your registration request.

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According to the Company’s proxy statement, the process for attending the Annual Meeting depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “record holder” or in an account with a bank, broker, or other nominee (i.e., in “street name”).

If you are a record shareholder (i.e., you hold your shares through the Company’s transfer agent, Computershare), in order to attend the virtual meeting, you will need to pre-register at www.cesonlineservices.com/matw26_vm by 11:59 PM (EST) on [●], 2026.

If you hold your shares in “street name,” you must register in advance to attend and vote at the virtual Annual Meeting webcast. To register, you must obtain a “legal proxy” from the bank, broker or other nominee of your shares and submit the legal proxy to the Company in order to be entitled to vote those shares electronically. Please note that obtaining a legal proxy may take several days. You will receive a confirmation of your registration by email. You may submit your legal proxy either (i) in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to the Company’s proxy solicitor Georgeson at MATWinfo@Georgeson.com or (ii) along with your voting ballot during the Annual Meeting. The Company must have your legal proxy in order for your vote submitted during the Annual Meeting to be valid. To avoid any technical difficulties on the day of the Annual Meeting, we encourage you to submit your legal proxy in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to MATWinfo@Georgeson.com to ensure that your vote is counted, rather than wait to upload the legal proxy during the Annual Meeting. Multiple legal proxies must be combined into one document for purposes of uploading them with your ballot on the Annual Meeting website.

We encourage you to access the Annual Meeting before the start time of 9:00 AM (EST), on [●], 2026. Please allow ample time for online check-in, which will begin at 8:30 AM (EST), on [●], 2026. The Company will have a support team ready to assist attendees with any technical difficulties they may have accessing or hearing the audio webcast of the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed GOLD universal proxy card in the postage-paid envelope provided, or vote via the Internet or telephone as instructed on the GOLD universal proxy card. Additional information and Barington’s proxy materials can also be found at [●]. If you have any difficulty following the registration process, please email our proxy solicitor at info@okapipartners.com.

VOTING

Shareholder of Record

If you are a shareholder of record, you may vote at the Annual Meeting. To vote online during the annual meeting, visit [●]. You will need the 16-digit control number that is printed on your GOLD universal proxy card to vote online at the Annual Meeting. You may also vote by completing, signing and dating the GOLD universal proxy card or by proxy via the internet or telephone. To vote online before the Annual Meeting, go to www.______.com and transmit your voting instructions up until [●] (EST) on [●], 2026.

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Beneficial Owner

According to the Company’s proxy statement, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should receive a proxy card and voting instructions from that organization. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the internet as instructed by your broker or bank. According to the Company’s proxy statement, to vote in real time at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed GOLD universal proxy card in the postage-paid envelope provided, or vote via the internet as instructed on the GOLD universal proxy card.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, the holders of a majority of the shares entitled to be voted upon any proposal to be considered at the virtual Annual Meeting, present in person or by proxy, constitutes a quorum. At the close of business on the Record Date, there were [●] shares of Common Stock outstanding. Thus, a total of [●] shares are entitled to vote at the Annual Meeting and holders of Common Stock representing at least [●] votes must be represented at the Annual Meeting or by proxy to have a quorum.

“Withhold” votes, abstentions and shares represented by “broker non-votes” will be counted for the purposes of determining a quorum. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a shareholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the shareholder meeting. Under the rules governing brokers’ discretionary authority, if a shareholder receives proxy materials from or on behalf of both Barington and the Company, then brokers holding shares in such shareholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 3 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

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VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors – According to the Company’s proxy statement, the nominees for election as directors receiving the highest number of votes cast shall be elected, which the Company refers to as the “plurality of votes cast.” Accordingly, the four (4) director nominees receiving the highest number of “FOR” votes will be elected as directors. Shareholders may not cumulate votes for the election of directors. Withhold votes will be counted for purposes of determining if there is a quorum at the Annual Meeting but will not be counted as votes cast with respect to, and will have no effect on the outcome of, this proposal beyond resulting in the applicable nominee(s) receiving fewer affirmative votes cast for such nominee(s)’ election. Broker non-votes, if any, will also not be considered to have been voted for any director nominee.

Proposal 2: Approval of the Adoption of the Second Amended and Restated 2019 Director Fee Plan – According to the Company’s proxy statement, this proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 3: Ratification of Independent Registered Public Accounting Firm – According to the Company’s proxy statement, this proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 4: Advisory Resolution to Approve Executive Compensation – According to the Company’s proxy statement, this proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 5: Approval of the Adoption of the Amended and Restated Articles – According to the Company’s proxy statement, this proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 6: Approval of the Declassification Amendment – According to the Company’s proxy statement, this proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 7: Approval of the Majority Voting Standard Amendment – According to the Company’s proxy statement, this proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 8: Approval of the Supermajority Voting Amendment – According to the Company’s proxy statement, this proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

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REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Barington in care of Okapi at the address set forth on the back cover of this Proxy Statement or to the Company, Attn: Corporate Secretary at Two Northshore Center, Pittsburgh, Pennsylvania 15212-5851 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Barington in care of Okapi at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Okapi may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Barington Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE BARINGTON NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD UNIVERSAL PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

34

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Barington. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Barington has entered into an agreement with Okapi for solicitation and advisory services in connection with this solicitation, for which Okapi will receive a fee not to exceed $[●], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Barington will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Barington has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Barington will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members and certain other employees of Barington may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Barington Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that Okapi will employ approximately [●] persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Barington. Costs of this solicitation of proxies are currently estimated to be approximately $[●] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Barington estimates that through the date hereof its expenses in connection with this solicitation are approximately $[●]. To the extent legally permissible, if Barington is successful in its proxy solicitation, Barington intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Barington does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

BCEP, Barington Companies Investors, Barington Capital Group, LNA Capital, James Mitarotonda and the other Barington Nominees may be deemed to be participants in this solicitation under applicable SEC rules and regulations (each a “Participant” and collectively, the “Participants”).

The principal business address of BCEP, Barington Companies Investors, Barington Capital Group, LNA Capital and Mr. Mitarotonda is 888 Seventh Avenue, 6th Floor, New York, New York 10019. The principal business address of Mr. Galbato is 491 Lymington Rd, Severna Park, MD 21146.

The principal business of each of BCEP and Barington Capital Group is acquiring, holding, and disposing of investments in various companies. The principal business of Barington Companies Investors is serving as the general partner of BCEP and as an investment advisor to certain other parties or accounts. Barington Capital Group also serves as the majority member of Barington Companies Investors. The principal business of LNA Capital is serving as the general partner of Barington Capital Group. Mr. Mitarotonda’s principal business is serving as the Chairman, Chief Executive Officer and President of each of Barington Companies Investors and Barington Capital Group, and the sole shareholder, director and officer LNA Capital.

Each of BCEP and Barington Capital Group is a Delaware limited partnership. Barington Companies Investors is a Delaware limited liability company. LNA Capital is a Delaware corporation. Each of the Barington Nominees is a citizen of the United States of America.

35

As of the date hereof, BCEP directly beneficially owns 1,000,000 shares of Common Stock. Barington Companies Investors, as the general partner of BCEP, may be deemed to beneficially own the 1,000,000 shares of Common Stock owned by BCEP. Barington Capital Group, as the majority member of Barington Companies Investors, may be deemed to beneficially own the 1,000,000 shares of Common Stock owned by BCEP. LNA Capital, as the general partner of Barington Capital Group, may be deemed to beneficially own the 1,000,000 shares of Common Stock owned by BCEP. Mr. Mitarotonda, as the sole shareholder and director of LNA Capital, may be deemed to beneficially own the 1,000,000 shares of Common Stock owned by BCEP.

The shares of Common Stock purchased by Barington were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS AND ADDITIONAL INFORMATION

Barington is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Barington is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card will vote on such matters in their discretion.

36

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi, at the address set forth on the back cover of this Proxy Statement or call toll free at (877) 285-5990. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Barington.

This Proxy Statement is dated [●], 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, shareholders may make proposals for inclusion in the Company’s proxy statement and proxy form for the 2027 Annual Meeting. To be considered for inclusion, any such proposal should be written and mailed to the Secretary of the Company at the corporate office for receipt by [●] (120 calendar days in advance of the date the Company released its proxy statement to shareholders in connection with the previous year’s annual meeting). However, if the date of the 2027 Annual Meeting is changed by more than 30 days from the first anniversary of the Annual Meeting, then the deadline for submitting a shareholder proposal pursuant to Rule 14a-8 of the Exchange Act will be a reasonable time before the Company first sends proxy materials for the 2027 Annual Meeting.

According to the Company’s proxy statement, Section 2.09 of the Bylaws require that any shareholder intending to present a proposal for action at an annual meeting of shareholders must give written notice of the proposal, containing the information specified in such Section 2.09, so that it is received by the Company no later than and no earlier than the notice deadline determined under such Section 2.09. The Company’s proxy statement provides that this period will generally be 75 to 120 days prior to the anniversary of the Company’s annual meeting of shareholders for the previous year, or [●] to [●] for the Company’s 2027 Annual Meeting.

According to the Company’s proxy statement, shareholder nominations for directors to be elected at the 2027 Annual Meeting must be submitted to the Company in writing at least 75 days prior to the anniversary of the Company’s annual meeting of shareholders for the previous year, or [●] to our Secretary at Two NorthShore Center, Pittsburgh, Pennsylvania 15212-5851, Attention: Brian D. Walters, Executive Vice President, General Counsel & Corporate Secretary. Such nominations must be in writing in accordance with Section 6.1 of the Charter and Section 2.09 of the Bylaws, and must include the information required by the Charter and Bylaws.

In addition to satisfying the foregoing requirements under the Charter and Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●] and must comply with the additional requirements of Rule 14a-19(b).

37

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2027 Annual Meeting is based on information contained in the Company’s proxy statement, Charter and Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Barington that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the Barington Nominees by marking, signing, dating and mailing the enclosed GOLD universal proxy card promptly.

Barington Companies Equity Partners, L.P.

_________________, 2026

38

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Barington Companies Equity Partners, L.P.

Purchase of Common Stock	49,952	02/06/2024
Purchase of Common Stock	10,000	02/14/2024
Purchase of Common Stock	10,000	02/27/2024
Purchase of Common Stock	5,000	02/28/2024
Purchase of Common Stock	10,000	03/01/2024
Purchase of Common Stock	10,000	03/15/2024
Purchase of Common Stock	9,000	05/21/2024
Purchase of Common Stock	10,000	05/23/2024
Purchase of Common Stock	10,000	05/29/2024
Purchase of Common Stock	10,000	06/03/2024
Purchase of Common Stock	10,000	06/10/2024
Purchase of Common Stock	10,000	06/13/2024
Purchase of Common Stock	20,000	08/14/2024
Purchase of Common Stock	10,000	08/16/2024
Purchase of Common Stock	10,000	09/03/2024
Purchase of Common Stock	10,000	09/06/2024
Purchase of Common Stock	10,000	09/10/2024
Purchase of Common Stock	10,000	09/11/2024
Purchase of Common Stock	50,000	11/12/2024
Purchase of Common Stock	25,000	11/13/2024
Purchase of Common Stock	20,000	11/19/2024
Purchase of Common Stock	13,962	11/20/2024
Purchase of Common Stock	55,412	02/07/2025
Purchase of Common Stock	20,626	02/10/2025
Purchase of Common Stock	25,000	02/12/2025
Purchase of Common Stock	10,000	02/20/2025
Purchase of Common Stock	20,000	03/04/2025
Purchase of Common Stock	25,000	03/11/2025
Purchase of Common Stock	25,000	03/12/2025
Purchase of Common Stock	25,000	03/13/2025
Purchase of Common Stock	20,000	03/19/2025
Purchase of Common Stock	8,617	03/21/2025
Purchase of Common Stock	25,000	04/03/2025
Purchase of Common Stock	25,000	04/04/2025
Purchase of Common Stock	25,000	04/16/2025
Purchase of Common Stock	30,896	05/01/2025
Purchase of Common Stock	846	05/22/2025
Purchase of Common Stock	4,900	05/23/2025
Purchase of Common Stock	2,545	06/03/2025

I-1

SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the SEC on January 2, 2026.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s Articles of Incorporation divide its voting stock into three (3) classes: Preferred Stock, and Class A and Class B Common Stock. At the present time, no shares of Preferred Stock or Class B Common Stock are issued or outstanding. The following information is furnished with respect to persons who the Company believes, based on its records and filings made with the SEC, beneficially own five percent or more of the outstanding shares of Common Stock of the Company, and with respect to directors, individuals nominated to serve as directors, officers and executive management. Those individuals with more than five percent of the Company’s Common Stock could be deemed to be “control persons” of the Company.

This information presented is as of November 30, 2025, except as otherwise noted. The percentage ownership calculation is based on 31,088,731 shares of Common Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (1)(2)	Percent (%) of Class	Deferred Stock Compensation Shares (9)
Directors, Officers and Executive Management:
J.C. Bartolacci	635,812	2.0	—
K.E. Dietze	44,435	*	—
T.L. Dunlap	28,687	*	—
L.D. Etzkorn	13,663	*	—
S.D. Gackenbach	111,942	*	—
A. Garcia-Tunon	27,259(3)	*	42,013
T.A. Gebhardt	—	*	—
L.A. Lane	16,159	*	—
J.M. Nauman	5,081	*	—
S.F. Nicola	209,454	*	—
M.K. O’Brien	36,627	*	—
A.W. Richards	4,867	*	—
D.A. Schawk	215,636(4)	*	—
B.D. Walters	86,508	*	—
F.S. Wlodarczyk	—	*	—
All directors, officers and executive management as a group (17 persons)	1,468,145	4.7	42,013
Others:
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	4,395,447(5)**	14.1
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355-2331	3,243,814(6)**	11.5
Ameriprise Financial, Inc. 145 Ameriprise Financial Center Minneapolis, MN 55474	1,664,426(7)**	5.4
GAMCO Entities One Corporate Center Rye, New York 10580	1,557,591(8)**	5.0

II-1

*	Less than 1%.
**	Information as of September 30, 2025, derived from Schedule 13D or 13G filings filed by the beneficial owner.
(1)	Any shares that may be beneficially owned within 60 days of November 30, 2025 are included in beneficial ownership. Unless otherwise noted, the mailing address of each beneficial owner is the same as that of the Company.
(2)	To the best of the Company’s knowledge, the nature of the beneficial ownership for all shares is sole voting and investment power, except as otherwise noted in the footnotes to the table.
(3)	Includes 12,109 shares of Common Stock held in the SGT 2021 Family Trust for the benefit of members of Mr. Garcia-Tunon’s family for which Mr. Garcia-Tunon serves as trustee.
(4)	Includes 35,548 shares of Common Stock held in the Teryl Alyson Schawk 1998 Trust; 51,514 shares of Common Stock held in trusts for the benefit of Mr. Schawk’s children for which Mr. Schawk or his spouse serves as trustee; 128,476 shares of Common Stock held in the David A. Schawk 1998 Trust for which Mr. Schawk serves as trustee with voting and investment power over such shares; 77,395 shares of Common Stock held in trust for the benefit of Mr. Schawk’s niece for which Mr. Schawk serves as custodian with voting and investment power but no pecuniary interest; and 97 shares of Common Stock held as custodian.
(5)	Pursuant to that certain Amendment No. 5 to Schedule 13G filed July 18, 2025 by BlackRock, Inc., as parent holding company or control person for certain of its subsidiaries (collectively, the “BlackRock Entities”), the BlackRock Entities have (i) sole voting power with respect to 4,324,247 shares of Common Stock and (ii) sole dispositive power with respect to 4,395,447 shares of Common Stock.
(6)	Pursuant to that certain Amendment No. 14 to Schedule 13G filed April 30, 2025 by The Vanguard Group, Inc., as beneficial owner and parent holding company or control person for certain of its subsidiaries (collectively, the “Vanguard Entities”), the Vanguard Entities have (i) shared voting power with respect to 22,048 shares of Common Stock, (ii) sole dispositive power with respect to 3,190,152 shares of Common Stock, and (iii) shared dispositive power with respect to 53,662 shares of Common Stock.
(7)	Pursuant to that certain Amendment No. 2 to Schedule 13G filed August 14, 2025 by Ameriprise Financial, Inc., as beneficial owner and parent holding company or control person for certain of its subsidiaries (collectively, the “Ameriprise Entities”), the Ameriprise Entities have (i) shared voting power with respect to 1,664,201 shares of Common Stock and (ii) shared dispositive power with respect to 1,664,426 shares of Common Stock.
(8)	Pursuant to that certain Schedule 13D filed June 13, 2025 by GGCP, Inc., GGCP Holdings LLC, GAMCO Investors, Inc., Associated Capital Group, Inc., Gabelli Funds, LLC, GAMCO Asset Management Inc., Teton Advisors, LLC, Keeley-Teton Advisors, LLC, Gabelli & Company Investment Advisers, Inc. (GCIA), Morgan Group Holding Co., G.research, LLC, MJG Associates, Inc., Gabelli Securities International (Bermuda) Limited, Gabelli Foundation, Inc., Mario Gabelli, LICT and CIBL (together, the “GAMCO Entities”), the GAMCO Entities have voting and dispositive power as follows: (i) Gabelli Funds LLC has sole voting power and sole dispositive power over 161,636 shares of Common Stock; (ii) GAMCO Asset Management Inc. has (a) sole voting power over 1,319,601 shares of Common Stock and (b) sole dispositive power over 1,375,401 shares of Common Stock; (iii) Teton Advisors, Inc. has sole voting power and sole dispositive power over 5,900 shares of Common Stock; (iv) Gabelli Foundation, Inc. has sole voting power and sole dispositive power over 11,654 shares of Common Stock; and (v) MJG Associates, Inc. has sole voting power over and sole dispositive power over 3,000 shares of Common Stock.
(9)	Represents shares of Common Stock held in a deferred stock compensation account for the benefit of the director under the Company’s Director Fee Plans, which are excluded from the Number of Shares Beneficially Owned. See the information provided under “General Information Regarding Corporate Governance—Compensation of Directors” in this Proxy Statement.

II-2

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Barington your proxy “FOR” the election of the Barington Nominees and in accordance with Barington’s recommendations on the other proposals on the agenda for the Annual Meeting by taking the following steps:

•	SIGNING the enclosed GOLD universal proxy card;
•	DATING the enclosed GOLD universal proxy card; and
•	MAILING the enclosed GOLD universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States); or
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your GOLD universal proxy card.

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi as set forth below.

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Barington’s proxy materials,

please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Shareholders may call toll-free: (877) 285-5990

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 5, 2026

MATTHEWS INTERNATIONAL CORPORATION

2026 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BARINGTON COMPANIES EQUITY PARTNERS, L.P. AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF MATTHEWS INTERNATIONAL CORPORATION
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints James Mitarotonda, Andrew Freedman and Bruce Goldfarb and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Matthews International Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2026 annual meeting of shareholders of the Company scheduled to be held virtually at www.cesonlineservices.com/matw26_vm at 9:00 AM (EST) on [●] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Barington Companies Equity Partners, L.P. (together with the other participants in its solicitation, “Barington”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE TWO (2) BARINGTON NOMINEES AND THE TWO (2) COMPANY NOMINEES UNOPPOSED BY BARINGTON, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “AGAINST” PROPOSAL 4, AND “FOR” PROPOSALS 5, 6, 7 AND 8.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Barington’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

You may submit votes for up to four (4) nominees. Importantly, if you mark more than four (4) “FOR” boxes with respect to the election of directors, all of your votes for the election of directors will be deemed invalid. If you mark fewer than four (4) “FOR” boxes with respect to the election of directors, this proxy card, when duly executed, will be voted only as directed.

WITH RESPECT TO PROPOSAL 1: Election of four (4) directors of the Company to serve until the 2027 Annual Meeting of Shareholders and until their successors are elected and qualified if Proposal 6 is approved or until the 2029 Annual Meeting of Shareholders and until their successors are elected and qualified if Proposal 6 is not approved.

BARINGTON STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “for” THE TWO (2) BARINGTON NOMINEES AND THE TWO (2) company nominees unopposed by barington, AND NOT TO VOTE “FOR” OR “WITHHOLD” WITH RESPECT TO ANY OF THE REMAINING TWO (2) COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

1.	Election of Directors

BARINGTON Nominees	FOR	WITHHOLD
a) Chan W. Galbato	☐	☐
b) James Mitarotonda	☐	☐

COMPANY NomineeS UNOPPOSED BY BARINGTON	FOR	WITHHOLD
c) [_____]	☐	☐
d) [_____]	☐	☐

COMPANY Nominees OPPOSED BY BARINGTON	FOR	WITHHOLD
e) [_____]	☐	☐
f) [_____]	☐	☐

BARINGTON MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	The Company’s proposal to approve the adoption of the Second Amended and Restated 2019 Director Fee Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BARINGTON Makes NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	The Company’s proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the records of the Company for the fiscal year ending September 30, 2026.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BARINGTON RECOMMENDS SHAREHOLDERS VOTE “AGAINST” PROPOSAL 4.

4.	The Company’s proposal to provide an advisory (non-binding) vote on the executive compensation of the Company’s named executive officers.

GOLD PROXY CARD

☐ FOR	☐ AGAINST	☐ ABSTAIN

BARINGTON RECOMMENDS SHAREHOLDERS VOTE “FOR” PROPOSAL 5.

5.	The Company’s proposal to approve the adoption of the Company’s Amended and Restated Articles of Incorporation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BARINGTON RECOMMENDS SHAREHOLDERS VOTE “FOR” PROPOSAL 6.

6.	The Company’s proposal to approve the amendment of the Company’s current Restated Articles of Incorporation (as amended to date, the “Charter”) to declassify the Board of Directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BARINGTON RECOMMENDS SHAREHOLDERS VOTE “FOR” PROPOSAL 7.

7.	The Company’s proposal to approve the amendment of the Charter to adopt a majority of votes cast standard in uncontested elections of directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BARINGTON RECOMMENDS SHAREHOLDERS VOTE “FOR” PROPOSAL 8.

8.	The Company’s proposal to approve the amendment of the Charter to eliminate certain supermajority voting requirements.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

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(Signature)

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(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.